UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2017
VESTIN REALTY MORTGAGE II, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-125121	61-1502451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 W. SUNSET ROAD #200
LAS VEGAS, NEVADA 89148
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code: (702) 227-0965

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On March 8, 2017, Vestin Realty Mortgage II, Inc., a Maryland corporation (the "Company"), provided advance notice to the NASDAQ Stock Market of its intent to voluntarily file for deregistration with the Securities and Exchange Commission and delist its common stock from the NASDAQ Capital Market. The deregistration and delisting is subject to the receipt of approval from the Company's stockholders of the reverse stock split that is scheduled to be voted on at the annual meeting of stockholders on March 9, 2017, or at any postponement or adjournment thereof. The press release announcing the Company's intent to voluntarily delist and deregister its common stock is filed herewith as Exhibit 99.1 to this report and is incorporated into this Item 3.01 by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated March 8, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VESTIN REALTY MORTGAGE II, INC.

Date: March 8, 2017	By:	/s/ Michael Shustek
Michael Shustek
Chief Executive Officer

Exhibit 99.1

Vestin Realty Mortgage II, Inc. Announces Intent to Voluntarily Delist and Deregister its Common Stock

LAS VEGAS – March 8, 2017 – Vestin Realty Mortgage II, Inc. (NASDAQ CM: VRTB) (the "Company") announced today that it has notified the Nasdaq Stock Market of its intent to voluntarily delist its common stock from the Nasdaq Capital Market, and that it intends to voluntarily deregister its common stock under the Securities Exchange Act of 1934 (the "Exchange Act") and cease filing reports with the Securities and Exchange Commission (the "SEC").
The decision to voluntarily delist and deregister the common stock is a cost savings step that will reduce expenses associated with the Company's Nasdaq listing and compliance with SEC reporting requirements, which include legal, accounting and other administrative fees. The Company's common stock is thinly traded and the Company does not believe the benefits of having its common stock listed and registered outweigh the burden of those annual costs. Management believes that the expense reductions created by delisting and deregistering the Company's shares will benefit the Company and its shareholders, and ultimately will serve to maximize the value of the Company.
The Company anticipates that it will file with the SEC a Form 25 relating to the delisting of its common stock on or about March 20, 2017, with the delisting of its common stock to be effective ten days thereafter. Accordingly, the Company expects that the last day of trading of its common stock on the Nasdaq Capital Market will be on or about March 30, 2017. The filing of the Form 25 and notice to Nasdaq will be undertaken subject to a vote by the Company's stockholders at an annual meeting to be held March 9, 2017, or any postponement or adjournment thereof, on proposals to effect a reverse 1-for-1,000 stock split of the Company's common stock, the cash-out of fractional shares at an amount equal to the greater of  (i) $2.70, which is the 10-day average market price ending on the last trading day prior to the first public disclosure of the reverse stock split proposal, or (ii) the 10-day average market price ending on the last trading day prior the effective date of the reverse stock split. The Company is undertaking the reverse stock split to reduce the number of beneficial stockholders to fewer than 300 so that the Company can deregister its common stock pursuant to applicable Exchange Act rules and, consequently, cease filing reports with the SEC. The record date for the annual meeting was January 17, 2017 and the Company filed a definitive proxy statement with the SEC regarding the proposed reverse stock split on January 17, 2017.
On the effective date of the delisting, the Company plans to file a Form 15 to deregister its common shares under Section 12(g) of the Securities Exchange Act of 1934. It will be eligible to delist and deregister because it will have fewer than 300 record holders of its common stock if the reverse stock split is approved by the Company's stockholders and completed as proposed. Upon filing of the Form 15, the Company's obligation to file certain reports with the SEC, including Forms 10-K, 10-Q and 8-K, will immediately be suspended. The Company expects that the deregistration of its common stock will become effective 90 days after the date of filing of the Form 15 with the SEC.
About Vestin Realty Mortgage II, Inc.
Vestin Realty Mortgage II, Inc., formerly Vestin Fund II, LLC, invests in loans secured by real estate through deeds of trust or mortgages and as defined in our management agreement as mortgage assets.  In addition, we invest in, acquire, manage or sell real property and acquire entities involved in the ownership or management of real property.  We commenced operations in June 2001. Vestin Realty Mortgage II, Inc. is publicly traded on the Nasdaq Capital Market under the symbol "VRTB," with headquarters located in Las Vegas, Nevada. Please visit: http://vestinrealtymortgage2.com/

Important Additional Information for Stockholders
In connection with the reverse stock split, the Company has filed with the SEC a proxy statement and other relevant materials. The Company's stockholders are urged to read the proxy statement and other relevant materials filed with the SEC because they will contain important information about the Company and the reverse stock split. The proxy statement, the accompanying proxy card and other proxy material were first made available to the Company's stockholders on or about January 27, 2017, to consider and vote upon the reverse stock split described above. Stockholders may obtain a free copy of the proxy statement and other relevant materials (when they become available) and any other documents filed by the Company with the SEC, at the SEC's web site at www.sec.gov, and at the Company's website at http://vestinrealtymortgage2.com/. This communication is for informational purposes only and is not a solicitation of proxies, and this communication shall not constitute a solicitation of proxies from holders of the Company's common stock.
This press release contains statements regarding the proposed reverse stock split and voluntarily delisting and deregistering of common stock of Vestin Realty Mortgage II, Inc., the expected timetable for completing the transaction, future operations, benefits of the proposed transaction and other statements about the future expectations, beliefs, goals, plans or prospects of the management of Vestin Realty Mortgage II, Inc. These statements are based on current expectations, estimates, forecasts and projections and management assumptions about Vestin Realty Mortgage II, Inc. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "believes," "estimates," "anticipates," "targets," "goals," "projects," "intends," "plans, "seeks," and variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Vestin Realty Mortgage II, Inc. has no obligation to update such forward-looking statements. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The proposed transaction is subject to the approval of the stockholders of Vestin Realty Mortgage II, Inc., and other conditions. There is no assurance that such conditions will be met or that the proposed transaction will be consummated within the expected time frame, or at all. If the transaction is consummated, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: difficulties and delays in achieving anticipated cost savings and other benefits from the transaction; higher than anticipated transaction costs; operating costs, and business disruption following the transaction.

 CONTACT:
Vestin Realty Mortgage II
8880 W. Sunset Rd. Suite 200
 Las Vegas, Nevada 89148
Tel: (702) 227-0965
 Fax: (702) 227-5247